HARBOR FLORIDA BANCSHARES, INC.
                                             September 30,   September 30,
                                                 2003            2002
                                                 ----            ----
                                                      (In Thousands)
Selected Consolidated Financial Data:
    Total assets                           $    2,352,071  $    2,090,639

    Loans, gross                                1,627,584       1,555,845
    Allowance for loan losses                      16,199          14,377
     Net loans                                  1,611,385       1,541,468

    Loans held for sale                             2,648           8,263
    Interest-bearing deposits                       4,432          95,326
    Investment securities                         296,935         147,405
    Mortgage-backed securities                    308,075         181,269
    Real estate owned                                 906             733
    Goodwill and other intangibles                  4,118           3,378
    Deposits                                    1,550,260       1,372,883
    FHLB advances                                 503,511         445,528
    Stockholders' equity                          261,883         238,918
    # of common shares outstanding                 23,780          23,971


                                                    Three months ended                  Twelve months ended
                                                     September 30,                         September 30,
                                                     -------------                         -------------
                                                   2003            2002                2003             2002
                                                   ----            ----                ----             ----
                                                                         (In Thousands)
Selected Average Balances:
    Total assets                                2,298,169       2,024,789           2,190,175        1,901,109
    Interest earning assets                     2,219,655       1,960,933           2,115,979        1,840,079
    Gross loans                                 1,603,060       1,541,132           1,578,837        1,484,580
    Stockholders' equity                          256,402         237,932             250,030          230,677
    Deposits                                    1,511,530       1,338,608           1,452,867        1,291,897

Asset Quality:
    Nonaccrual loans                                2,215           1,660               2,215            1,660
    Net charge-offs                                   (17)            107                 124              555


                                                    Three months ended                  Twelve months ended
                                                     September 30,                       September 30,
                                                     -------------                       -------------
                                                   2003            2002                2003             2002
                                                   ----            ----                ----             ----
                                                               (In Thousands Except per Share Data)
Selected Consolidated Operating Data:
    Interest income                        $       33,846  $       34,139      $      134,905  $       131,807
    Interest expense                               11,859          13,956              49,665           56,631
                                                   ------          ------              ------           ------
    Net interest income                            21,987          20,183              85,240           75,176
    Provision for loan losses                         334             398               1,946            1,515
                                                   ------          ------              ------           ------

    Net interest income after provision for
      loan losses                                  21,653          19,785              83,294           73,661
    Other Income:
      Other fees and service charges                3,329           3,011              12,963           10,779
      Insurance commissions and fees                  726             548               2,768            2,153
      Gain on sale of mortgage loans                  473             801               4,171            2,234
      Gain on sale of equity securities               304               0               1,303              467
      Gain on sale of debt securities                 361               0                 361                0
      Other                                            80              98                 221              227
                                                   ------          ------              ------           ------
    Total other income                              5,273           4,458              21,787           15,860
    Other expenses:
      Compensation and benefits                     6,763           5,800              25,646           21,829
      Occupancy                                     1,606           1,458               6,070            5,404
      Other                                         2,878           2,668              11,318           10,154
                                                   ------          ------              ------           ------
    Total other expenses                           11,247           9,926              43,034           37,387
                                                   ------          ------              ------           ------
    Income before income taxes                     15,679          14,317              62,047           52,134
    Income tax expense                              6,015           5,576              24,188           20,350
                                                   ------          ------              ------           ------
    Net income                             $        9,664  $        8,741      $       37,859  $        31,784
                                                  =======          ======              ======           ======

    Net income per share:
      Basic                                $         0.43  $         0.39      $         1.68  $          1.40
      Diluted                              $         0.42  $         0.37      $         1.64  $          1.36


    Weighted average shares outstanding
      Basic                                        22,496          22,725              22,564           22,747
      Diluted                                      23,108          23,409              23,134           23,347

HARBOR FLORIDA BANCSHARES, INC.

                                                  Three months ended           Twelve months ended
                                                    September 30,                 September 30,
                                                    -------------                 -------------
                                                   2003        2002             2003        2002
                                                   ----        ----             ----        ----
Selected Financial Ratios:
  Performance Ratios:
  Return on average assets (1)                     1.67 %      1.71 %         1.73 %      1.67 %
  Return on average stockholders' equity (1)      14.95 %     14.57 %        15.14 %     13.78 %
  Book value per share                          $ 11.01     $  9.97        $ 11.01     $  9.97
  Net interest rate spread (1)                     3.75 %      3.80 %         3.78 %      3.72 %
  Net interest margin (1)                          3.98 %      4.13 %         4.03 %      4.09 %
  Non-interest expense to average assets (1)       1.94 %      1.95 %         1.97 %      1.97 %
  Net interest income to non-interest
     expense (1)                                   1.98 x      2.06 x         1.98 x      2.01 x
  Average interest-earning assets to
     average interest-bearing liabilities        110.64 %    111.86 %       110.74 %    111.92 %
  Efficiency ratio (1)                            42.74 %     41.37 %        42.60 %     42.38 %


  Asset Quality Ratios:
  Non-performing assets to total assets            0.13 %      0.11 %         0.13 %      0.11 %
  Allowance for loan losses to
     total loans                                   1.01 %      0.93 %         1.01 %      0.93 %
  Allowance for loan losses to
     classified loans                            245.86 %    219.44 %       245.86 %    219.44 %
  Allowance for loan losses to
     non-performing loans                        731.34 %    865.87 %       731.34 %    865.87 %


  Capital Ratios:
  Average shareholders' equity to
     average assets                               11.16 %     11.75 %        11.42 %     12.13 %
  Shareholders' equity to assets
     at period end                                11.13 %     11.43 %        11.13 %     11.43 %


  (1) Ratio is annualized.

HARBOR FLORIDA BANCSHARES, INC.

                                                                            For the Three Months Ended
                                                                            --------------------------
                                                        Sept.30       June 30,        Mar. 31,       Dec. 31,       Sept. 30,
                                                         2003           2003            2003           2002           2002
                                                         ----           ----            ----           ----           ----
                                                                        (In Thousands Except Per Share Data)
Selected Consolidated Operating Data:
  Interest income                                     $ 33,846      $  33,575       $  33,411        $ 34,073        $ 34,139
  Interest expense                                      11,859         11,869          12,353          13,584          13,956
                                                        ------         ------          ------          ------          ------
  Net interest income                                   21,987         21,706          21,058          20,489          20,183
  Provision for loan losses                                334            659             502             451             398
                                                        ------          ------         ------          ------          ------

  Net interest income after provision for
    loan losses                                         21,653         21,047          20,556          20,038          19,785
  Other Income:
    Other fees and service charges                       3,329          3,197           3,286           3,151           3,011
    Insurance commissions and fees                         726            860             612             570             548
    Gain on sale of mortgage loans                         473          1,266           1,118           1,314             801
    Gain on sale of equity securities                      304            389             305             305               0
    Gain on sale of debt securities                        361              0               0               0               0
    Other                                                   80             40              42              59              98
                                                        ------         ------          ------          ------          ------
  Total other income                                     5,273          5,752           5,363           5,399           4,458
  Other expenses:
    Compensation and benefits                            6,763          6,620           6,238           6,025           5,800
    Occupancy                                            1,606          1,551           1,477           1,436           1,458
    Other                                                2,878          2,866           2,835           2,739           2,668
                                                        ------         ------          ------          ------          ------
  Total other expenses                                  11,247         11,037          10,550          10,200           9,926
                                                        ------         ------          ------          ------          ------
  Income before income taxes                            15,679         15,762          15,369          15,237          14,317
  Income tax expense                                     6,015          6,187           6,024           5,962           5,576
                                                        ------         ------          ------          ------          ------
  Net income                                          $  9,664      $   9,575       $   9,345        $  9,275        $  8,741
                                                       =======        =======         =======         =======         =======

  Net income per share:
    Basic                                             $   0.43      $    0.43       $    0.41        $   0.41        $    0.39
    Diluted                                           $   0.42      $    0.42       $    0.40        $   0.40        $    0.37


HARBOR FLORIDA BANCSHARES, INC.


                                                                          Three months ended September 30,
                                                                          --------------------------------
                                                                       2003                            2002
                                                                       ----                            ----
                                                    Average     Interest&     Yield/      Average      Interest&     Yield/
                                                    Balance     Dividend      Rate        Balance       Dividend      Rate
                                                    -------     --------      ----        -------       --------      ----
                                                                             (Dollars in Thousands)
Analysis of Net Interest Income:
   Assets:
   Interest-earning assets :
     Interest-bearing deposits                   $   33,127  $      76        0.90%     $   88,159   $      381       1.69%
     Investment securities                          333,749      2,181        2.61         141,419        1,405       3.97
     Mortgage-backed securities                     249,719      2,638        4.22         190,223        2,872       6.04
     Mortgage loans                               1,380,098     25,073        7.25       1,355,225       25,917       7.63
     Other loans                                    222,962      3,878        6.90         185,907        3,564       7.61
                                                  ---------   --------    --------       ---------     --------  ---------
   Total interest-earning assets                  2,219,655     33,846        6.08       1,960,933       34,139       6.94
                                                              --------    --------                     --------  ---------
   Total noninterest-earning                         78,514                                 63,856
                                                  ---------                              ---------
   Total assets                                   2,298,169                              2,024,789
                                                  =========                              =========


   Liabilities and Stockholders' Equity:
   Interest-bearing liabilities
     Deposits:
       Transaction accounts                         536,876        485        0.36%        409,918          657       0.64%
       Passbook savings                             139,315         99        0.28         114,357          163       0.57
       Official checks                               17,293          0           0          11,806            0          0
       Certificate accounts                         818,046      5,461        2.65         802,527        7,756       3.83
                                                  ---------  ---------    --------       ---------    ---------   --------
       Total deposits                             1,511,530      6,045        1.59       1,338,608        8,576       2.54
     FHLB advances                                  493,828      5,801        4.60         414,411        5,380       5.09
     Other borrowings                                   866         13        5.99               1            0       7.92
                                                  ---------  ---------    --------       ---------    ---------   --------
   Total interest-bearing liabilities             2,006,224     11,859        2.33       1,753,020       13,956       3.14
                                                             ---------    --------                    ---------       ----
   Noninterest-bearing liabilities                   35,543                                 33,837
                                                  ---------                              ---------
   Total liabilities                              2,041,767                              1,786,857
   Stockholders' equity                             256,402                                237,932
                                                  ---------                              ---------
   Total liabilities and
      stockholders' equity                        2,298,169                              2,024,789
                                                  =========                              =========
   Net interest income/
      interest rate spread                                   $  21,987        3.75%                  $   20,183       3.80%
                                                                ======        ====                     ========       ====
   Net interest-earning assets/
      net  interest margin                       $  213,431                   3.98%     $  207,913                    4.13%
                                                  =========                   ====       =========                    ====
   Interest-earning assets to
      interest-bearing liabilities                                          110.64%                                 111.86%
                                                                             ======                                 ======


HARBOR FLORIDA BANCSHARES, INC.


                                                               Twelve months ended September 30,
                                                               ---------------------------------
                                                             2003                           2002
                                                             ----                           ----
                                              Average    Interest&     Yield/        Average    Interest&     Yield/
                                              Balance    Dividend      Rate          Balance     Dividend     Rate
                                              -------    --------      ----          -------     --------     ----
                                                                        (Dollars in Thousands)
Analysis of Net Interest Income:
   Assets:
   Interest-earning assets :

     Interest-bearing deposits            $    55,596  $     712       1.28%      $   72,482  $    1,369      1.89%
     Investment securities                    301,269      8,748       2.90           99,367       4,421      4.45
     Mortgage-backed securities               180,277      9,241       5.13          183,650      11,167      6.08
     Mortgage loans                         1,370,189    101,302       7.39        1,309,003     100,887      7.71
     Other loans                              208,648     14,902       7.14          175,577      13,963      7.95
                                            ---------  ---------  ---------        ---------   --------- ---------
   Total interest-earning ass               2,115,979    134,905       6.38        1,840,079     131,807      7.16
                                                       ---------  ---------                    --------- ---------
   Total noninterest-earning                   74,196                                 61,030
                                            ---------                              ---------
   Total assets                             2,190,175                              1,901,109
                                            =========                              =========

   Liabilities and Stockholders' Equity:
   Interest-bearing liabilities
     Deposits:
       Transaction accounts                   492,892      2,243       0.45%         389,061       2,838      0.73%
       Passbook savings                       128,505        488       0.38          107,606         722      0.67
       Official checks                         16,002          0          0           12,667           0         0
       Certificate accounts                   815,468     24,543       3.01          782,563      34,269      4.38
                                            ---------  ---------   ---------      ----------   --------- ---------
       Total deposits                       1,452,867     27,274       1.88        1,291,897      37,829      2.93
     FHLB advances                            457,300     22,356       4.89          352,199      18,799      5.34
     Other borrowings                             591         35       5.96               20           3     13.82
                                            ---------  ---------  ---------        ---------   ---------  --------
   Total interest-bearing liabilities       1,910,758     49,665       2.60        1,644,116      56,631      3.44
                                                       ---------  ---------                    ---------  ---------
   Noninterest-bearing liabilities             29,387                                 26,316
                                            ---------                              ---------
   Total liabilities                        1,940,145                              1,670,432
   Stockholders' equity                       250,030                                230,677
                                            ---------                              ---------
   Total liabilities and
      stockholders' equity                  2,190,175                              1,901,109
                                            =========                              =========
   Net interest income/
      interest rate spread                             $  85,240       3.78%                  $   75,176      3.72%
                                                          ======       ====                     ========      ====
   Net interest-earning assets/
      net  interest margin                 $  205,221                  4.03%      $  195,963                  4.09%
                                           ==========                  ====        =========                  ====
   Interest-earning assets to
      interest-bearing liabilities                                   110.74%                                111.92%
                                                                     ======                                  ======
